THIS WARRANT AND ANY SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR IF THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT, THE SECURITIES REPRESENTED BY THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON TRANSFER.

                            NATIONAL COAL CORPORATION
                            -------------------------

March 25, 2003

           Warrant for the purchase of 845,750 shares of Common Stock
                           $.0001 par value per share

         THIS CERTIFIES that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Webb Financial Group, Inc. (the "Holder") is entitled to subscribe for and purchase from the Company, upon the terms and conditions set forth herein, during the period commencing on the date hereof and expiring at 5:00 p.m. eastern standard time on March 25, 2005 (the "Exercise Period"), up to 845,750 shares of the Common Stock, $.0001 par value per share (the "Common Stock"), at a price (the "Exercise Price") per share equal to fifty cents ($0.50). As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part; the term "Holder" shall include any transferee to whom this Warrant has been transferred in accordance with the terms hereof; the term "Warrant Shares" shall mean the number of shares of Common Stock issuable upon exercise of this Warrant; and the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. The Warrant Shares and the Exercise Price may be adjusted from time to time as hereinafter set forth.

         1. Subject to the provisions of Section 2, hereunder, this Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of whole Warrant Shares, by transmission by telecopy of the Election to Exercise, followed within three (3) business days by the surrender of this Warrant (with the Election to Exercise attached hereto duly executed) to the Company at 319 Ebenezer Road, Knoxville, TN 37923, or at such other place as is designated in writing by the Company, together with checks payable to the order of the Company in an aggregate amount equal to the product of the Exercise Price and the number of Warrant Shares for which the Warrant is being exercised, pro rata if applicable.

         2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. Within five
(5) business days after each such exercise of this Warrant and this receipt by the Company of this Warrant, the Election of Exercise and the Exercise Price, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant shall be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

     3. The Warrant shall vest and be exercisable 120 days after issuance. The Common Stock will cease to be restricted and will become free trading shares when registered under the Securities Act of 1933, as amended.

     4. This Warrant may be assigned to an affiliate of the Holder with the prior written consent of the Company, so long as such assignment is made in accordance with applicable securities laws.

     5. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge of the Company that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or her authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder hereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding anything contained herein to the contrary, the Company shall have no obligation to cause Warrants to be transferred on the Warrant Register to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act and the rules and regulations thereunder.

     6. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

     7. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

          (a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock, in each case, in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 7, the number of Warrant Shares issuable upon the exercise at the adjusted Exercise Price of each Warrant shall be adjusted to the nearest number of whole shares of Common Stock by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (c) In case of any consolidation of the Company with, or merger of the Company into another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the Company shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of this Warrant shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger in exchange for the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in this Section 7. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

          (d) No adjustments in the number of Warrant Shares shall be required if such adjustment is less than one; provided, however, that any adjustments which by reason of this Section 7(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 7 shall be made to the nearest one-thousandth of a share.

          (e) In any case in which this Section 7 shall require that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event, the Company may defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after the record date, the Warrant Shares, if any, issuable upon such exercise prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional Warrant Shares upon the occurrence of the event requiring such adjustment.

          (f) Whenever there shall be an adjustment as provided in Section 7, the Company shall promptly cause written notice thereof to be sent by certified mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by a certificate setting forth the number of Warrant Shares issuable upon the exercise of this Warrant if such Warrant were exercisable on the date of such notice, and setting forth a brief statement of facts requiring such adjustment and the computation thereof, which certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

     8. In case at any time the Stockholders are notified that the Company shall propose:

          (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

          (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

          (c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation or merger; or

          (d) to effect any liquidation, dissolution, or winding-up of the Company,

then, and in any or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least fifteen (15) days prior to (i) the date as of which the holders of record shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, or (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, to the extent such Stockholder(s) have received such information.

     9. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance, other than applicable transfer taxes. The Company shall not issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     10. Unless registered, the Warrant Shares issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

     11. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses and, if reasonably requested, indemnity reasonably acceptable to the Company, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

     12. The Holder of any Warrant shall not have, solely on account of such status, any rights of a Stockholder of the Company, either at law or in equity, or to any notice of meetings of Stockholders or of any other proceedings of the Company, except as provided in this Warrant.

     13. This Warrant shall be construed in accordance with the laws of the State of Tennessee applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

Dated:   ________________, 2004
                                    Company:

                                                     National Coal Corporation


                                       By: ____________________________________
                                           Jon E. Nix, President

                               FORM OF ASSIGNMENT

(To be executed by the registered Holder if such Holder desires to transfer the attached Warrant)

         FOR VALUE RECEIVED, _______________________________, hereby sells,

assigns, and transfers unto _________________________________________, a Warrant to purchase ____________ shares of Common Stock, $0.0001 par value per share, of

National Coal Corporation (the "Company"), together with all right, title and interest therein, and does hereby irrevocably constitute and appoint

___________________________ attorney to transfer such Warrant of the books of the Company, with full power of substitution.

Dated: _____________________________



                                     Signature: ________________________________


Signature Guaranteed: _______________________________

                                     NOTICE

         The signature on the forgoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.


To:      National Coal Corporation
         319 Ebenezer Road
         Knoxville, TN 37923

                              ELECTION TO EXERCISE

         The undersigned hereby exercises his, her or its right to purchase _________________________Warrant Shares covered by the within Warrant and tenders payment herewith in the aggregate amount of $_________________ in accordance with the terms thereof, certifies that he, she or it owns this Warrant free and clear of any and all claims, liens and/or encumbrances and requests that certificates for such securities be issued in the name of, and delivered to:

                 ==============================================
                 ==============================================
                 ==============================================
                 ==============================================
                      (Print Name, Address and SSN or EIN)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.


Dated: _____________________           Name:____________________________________
                                                     (Print)

                                    Address: __________________________________

                                             __________________________________


                                      ------------------------------------------
                                                      (Signature)